SUPPLEMENT TO PROSPECTUS
The date of this supplement is July 14, 2016.

MFS® International DiversificationSM Fund

Effective immediately, the "Ticker Symbol Table" is restated in its entirety as follows:
CLASS	TICKER SYMBOL
Class A	MDIDX
Class B	MDIFX
Class C	MDIGX
Class I	MDIJX
Class 529A1	MDIEX
Class 529B1	MDIMX
Class 529C1	MDINX
Class R1	MDIOX
Class R2	MDIKX
Class R3	MDIHX
Class R4	MDITX

1Expected to no longer be offered effective July 14, 2016.

Effective immediately, the following is added after the second paragraph in the sub-section entitled "Purchase and Sale of Fund Shares" under the main heading "Summary of Key Information," after the first paragraph under the main heading "Description of Share Classes," and after the third paragraph under the sub-section entitled "How to Purchase Shares" under the main heading "How to Purchase, Redeem, and Exchange Shares":
Effective July 14, 2016, Class 529A, Class 529B, and Class 529C shares of the fund will no longer be offered for sale.  The Board of Trustees of the fund has approved the termination of Class 529A, Class 529B, and Class 529C shares of the fund on or before July 31, 2016.

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